UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 20, 2009

KINETIC CONCEPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

TEXAS	001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8023 Vantage Drive San Antonio, Texas	78230
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (210) 524-9000

No change since last report
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

(d) On February 20, 2009, the Board of Directors (the “Board”) of Kinetic Concepts, Inc. (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board, increased the size of the Board from ten to eleven directors and appointed Dr. Carl F. Kohrt as a Class A Director to fill the newly created vacancy. The Board also appointed Mr. Craig R. Callen as a Class B Director to fill the vacancy created by the departure of N. Colin Lind from the Board on June 27, 2008.  Dr. Kohrt was appointed as a member of the Compensation and Technology Committees of the Board and Mr. Callen was appointed as a member of the Nominating and Governance Committee.  Dr. Kohrt’s and Mr. Callen’s initial terms as directors will expire at the Company’s 2009 Annual Meeting.  A copy of the press release issued on February 20, 2009 is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective February 20, 2009, the Board approved the amendment and restatement of the Company’s By-Laws. The amendments were made primarily to expand the information required to be provided by any stockholder who submits a nomination for election to the Board of Directors or a stockholder proposal for consideration at an annual meeting of stockholders. The amendments require a stockholder submitting a nomination or proposal to disclose whether the stockholder has hedged its ownership of, or entered into any transaction that has the effect of increasing or decreasing its economic risk or voting power with respect to, the Company’s common stock. The Board also amended the timing of the required notice for nominations for election to the Board of Directors or a stockholder proposal for consideration at an annual meeting from not fewer than 120 days nor more than 150 days prior to the first anniversary of the preceding year’s annual meeting to not fewer than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting.

The foregoing summary description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Fifth Amended and Restated By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1 Fifth Amended and Restated By-Laws of Kinetic Concepts, Inc., effective February 20, 2009.

99.1 Press Release issued by Kinetic Concepts, Inc., dated February 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC.

Date: February 23, 2009
	By:	/s/ Martin J. Landon
		Name:	Martin J. Landon
		Title:	Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Fifth Amended and Restated By-Laws of Kinetic Concepts, Inc., effective February 20, 2009.

99.1	Press Release issued by Kinetic Concepts, Inc., dated February 23, 2009.